                             LETTER OF TRANSMITTAL
               TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                            STERLING SOFTWARE, INC.
                                      FOR
                             SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
            BASED ON THE EXCHANGE RATIO DESCRIBED IN THE PROSPECTUS
      ALONG WITH CASH UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
            ON MONDAY, MARCH 20, 2000, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

            BY MAIL:                     BY HAND DELIVERY:               BY OVERNIGHT DELIVERY:
   Reorganization Department         Reorganization Department         Reorganization Department
          PO Box 3301                 120 Broadway, 13th Floor             85 Challenger Road
   South Hackensack, NJ 07606            New York, NY 10271              Mail Drop-Reorg Dept.
                                                                       Ridgefield Park, NJ 07660

                                     BY FACSIMILE TRANSMISSION:
                                  (for Eligible Institutions only)
                                        Fax: (201) 296-4293
                                       CONFIRM BY TELEPHONE:
                                           (201) 296-4860

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders if certificates for Sterling Software Shares (as defined herein) are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Sterling Software Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. Stockholders who tender Sterling Software Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Sterling Software Shares according to the guaranteed delivery procedures set forth under "The Offer-- Procedure for Tendering" in the Prospectus. See Instruction 2.

    DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY FOR THIS OFFER (AS DEFINED HEREIN).

/ /  CHECK HERE IF STERLING SOFTWARE SHARES ARE BEING TENDERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

/ /  CHECK HERE IF STERLING SOFTWARE SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    DTC Account Number _________________________________________________________

    Transaction Code Number ____________________________________________________

                               DESCRIPTION OF STERLING SOFTWARE SHARES TENDERED
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                 STERLING SOFTWARE SHARES TENDERED
   (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON               (ATTACH ADDITIONAL LIST IF NECESSARY)
                    CERTIFICATE(S))
                                                                               NUMBER OF      STERLING SOFTWARE
                                                           CERTIFICATE     STERLING SOFTWARE  SHARES TENDERED**
                                                           NUMBER(S)*      SHARES EVIDENCED
                                                                                  BY
                                                                            CERTIFICATE(S)*

                                                         TOTAL STERLING
                                                         SOFTWARE SHARES

 *  Need not be completed by stockholders delivering by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Sterling Software
    Shares evidenced by a certificate(s) delivered to the Depositary are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby delivers to Silversmith Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Computer Associates
International, Inc., a Delaware corporation ("Computer Associates"), the above-described shares of common stock, par value $.10 per share (together with the associated preferred stock purchase rights, each, a "Sterling Software Share" and, collectively, the "Sterling Software Shares"), of Sterling Software, Inc., a Delaware corporation ("Sterling Software"), pursuant to Computer Associates' offer to exchange shares of common stock of Computer Associates, par value $.10 per share (together with the associated preferred stock purchase rights, each, a "Computer Associates Share" and, collectively, the "Computer Associates Shares"), for all outstanding Sterling Software Shares based on the exchange ratio (and along with cash under specified circumstances) described in, and otherwise upon the terms and subject to the conditions set forth in, the Prospectus dated February 22, 2000 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus and any amendments on supplements hereto or thereto, collectively constitute the "Offer").

    Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance of the Sterling Software Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Computer Associates, all right, title and interest in and to all of the Sterling Software Shares that are being tendered hereby and any and all Sterling Software Shares and other securities issued or issuable in respect thereof on or after February 14, 2000 (collectively, "Distributions"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Sterling Software Shares (and any Distributions) (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver such Sterling Software Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Sterling Software Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Computer Associates, (b) present such Sterling Software Shares (and any Distributions) for transfer on the books of Sterling Software and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Sterling Software Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

    The undersigned hereby irrevocably appoints Steven M. Woghin, Ira H. Zar and Michael A. McElroy, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Sterling Software Shares tendered hereby (and any Distributions) which have been accepted by Computer Associates prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting), of Sterling Software or otherwise. This proxy and power of attorney is coupled with an interest in the Sterling Software Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Sterling Software Shares (and any Distributions) by Computer Associates in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such Sterling Software Shares (and any Distributions) and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that, in order for Sterling Software Shares to be deemed validly tendered immediately upon Computer Associates acceptance of such Sterling Software Shares (and any Distributions) for exchange, Computer Associates or its designee must be able to exercise full voting rights with respect to such Sterling Software Shares (and any Distributions).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Sterling Software Shares (and any Distributions) tendered hereby and that when the same are accepted for exchange by Computer Associates, Computer Associates will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Computer Associates to be necessary or desirable to complete the sale, assignment and transfer of the Sterling Software Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Computer Associates any and all Distributions in respect of the Sterling Software Shares tendered hereby, accompanied by appropriate documentation of transfer.

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Offer--Withdrawal Rights" in the Prospectus, the tender of Sterling Software Shares hereby made is irrevocable.

    The undersigned understands that tenders of Sterling Software Shares pursuant to any one of the procedures described under "The Offer--Procedure for Tendering" in the Prospectus and in the instructions hereto and acceptance of such Sterling Software Shares will constitute a binding agreement between the undersigned and Computer Associates upon the terms and subject to the conditions set forth in the Offer.

    Unless otherwise indicated herein under "Special Issuance Instructions," please issue the Computer Associates Shares and the check for cash in lieu of fractional Computer Associates Shares and, if applicable, for any cash payment made pursuant to the election by Computer Associates of the cash option (as described in the Prospectus) and/or return any certificates for Sterling Software Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Sterling Software Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Computer Associates Shares and the check for cash in lieu of Computer Associates Shares and, if applicable, for any cash payment made pursuant to the election by Computer Associates of the cash option (as described in the Prospectus) and/or return any certificates for Sterling Software Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Sterling Software Shares Tendered." In the event that both the Special Delivery Instructions and the Special Issuance Instructions are completed, please issue the Computer Associates Shares and/or issue any certificates for Sterling Software Shares not so tendered or accepted in the name of, and deliver said certificates and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that Computer Associates has no obligation to transfer any Sterling Software Shares from the name of the registered holder thereof if Computer Associates does not accept any of the Sterling Software Shares so tendered.

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificate(s) for Sterling Software Shares are not tendered or not accepted and/or the Computer Associates Shares and the check for cash in lieu of fractional Computer Associates Shares and, if applicable, for any cash payments made pursuant to the election by Computer Associates of the cash option are to be issued in the name of someone other than the undersigned.

  Issue Computer Associates Shares and/or certificate(s) to:

  Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificate(s) for Sterling Software Shares are not tendered or not accepted and/or the Computer Associates Shares and the check for cash in lieu of fractional Computer Associates Shares and, if applicable, for any cash payments made pursuant to the election by Computer Associates of the cash option are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Mail Computer Associates Shares and/or certificate(s) to:

  Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

------------------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
                             STOCKHOLDERS SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

  X __________________________________________________________________________

  X __________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)

  Dated: __________, 2000

       (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  Name _______________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Tax Identification or Social Security No.: _________________________________
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

  Authorized Signature:_______________________________________________________

  Name:_______________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Name of Firm: ______________________________________________________________

  Area Code and Telephone No.: _______________________________________________

  Dated: __________, 2000
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Sterling Software Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Sterling Software Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Issuance Instructions" on this Letter of Transmittal or (ii) if such Sterling Software Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offer--Procedure for Tendering" in the Prospectus. Certificates for all physically tendered Sterling Software Shares ("Sterling Software Share Certificates"), or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") of Sterling Software Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

    Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Sterling Software Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form made available by Computer Associates must be received by the Depositary on or prior to the Expiration Date; and (iii) the Sterling Software Share Certificates for all tendered Sterling Software Shares (or a confirmation of a book-entry transfer of such securities into the Depositary's account at the Book-Entry Transfer Facility of Sterling Software Shares tendered by book-entry transfer), in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

    IF STERLING SOFTWARE SHARE CERTIFICATES ARE FORWARDED SEPARATELY TO THE DEPOSITARY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

    THE METHOD OF DELIVERY OF STERLING SOFTWARE SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, condition or contingent tenders will be accepted and no fractional Sterling Software Shares will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Sterling Software Shares for exchange.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Sterling Software Shares should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Sterling Software Shares evidenced by any certificate submitted are to be tendered, fill in the number of Sterling Software Shares which are to be tendered in the box entitled "Number of Sterling Software Shares Tendered." In such cases, new certificate(s) for the remainder of the Sterling Software Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Sterling Software Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Sterling Software Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Sterling Software Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Sterling Software Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Computer Associates of their authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Sterling Software Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless Computer Associates Common Share Certificates or certificates for Sterling Software Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Computer Associates will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Sterling Software Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances permitted hereby) if certificates for Sterling Software Shares not tendered or accepted are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offer. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

    7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for Computer Associates Shares and/or certificates for Sterling Software Shares not tendered or not accepted for exchange and check for cash in lieu of fractional Computer Associates Shares and, if applicable, for any cash payments made pursuant to the election by Computer Associates of the cash option (as described in the Prospectus) are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if certificates for Computer Associates Shares and cash in lieu of fractional Computer Associates Shares and, if applicable, any cash payment made pursuant to the election by Computer Associates of the cash option and/or certificates for Sterling Software Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Sterling Software Shares by book-entry transfer may request that Sterling Software Shares not accepted pursuant to the Offer be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Sterling Software Shares not accepted will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent at its address and telephone number set forth below or from your broker, dealer, commercial bank or trust company.

    9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. In addition, payments of cash in lieu of fractional shares of Computer Associates Shares and, if applicable, any cash payment made pursuant to the election by Computer Associates of the cash option (as described in the Prospectus) that are made to such stockholder with respect to Sterling Software Shares accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary must withhold 31% of all payments of cash thereafter until a TIN is provided to the Depositary. In addition, the Depositary may backup withhold during the 60 day period under certain circumstances. The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Sterling Software Shares or of the last transferee appearing on the stock powers attached to, or endorsed on, the Sterling Software Shares. If the Sterling Software Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

    10. LOST OR DESTROYED CERTIFICATES. If any Sterling Software Share certificate(s) representing Sterling Software Shares has been lost or destroyed, the holders should promptly notify Sterling Software's Transfer Agent. The holders will then be instructed as to the procedure to be followed in order to replace the Sterling Software Share certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Sterling Software Share certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH STERLING SOFTWARE SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8 or successor form, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    Backup withholding is not an additional tax. Rather, the tax liability of person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

-------------------------------------------------------------------------------------------------------------------------
                                 PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
-------------------------------------------------------------------------------------------------------------------------

              SUBSTITUTE                     Part 1--PLEASE PROVIDE YOUR TIN             -------------------------
               FORM W-9                      IN THE BOX AT RIGHT AND CERTIFY             SOCIAL SECURITY NUMBER(S)
                                             BY SIGNING AND DATING BELOW                            OR
                                                                                         -------------------------
                                                                                    EMPLOYER IDENTIFICATION NUMBER(S):
                                             ----------------------------------------------------------------------------

                                             PART 2--CERTIFICATION--UNDER
                                             PENALTIES OF PERJURY, I CERTIFY
DEPARTMENT OF                                THAT:
 THE TREASURY                                (1) The number shown on this
 INTERNAL REVENUE                            form is my correct Taxpayer
 SERVICE                                         Identification Number (or I
 PAYER'S REQUEST                                 am waiting for a number to
 FOR TAXPAYER                                    be issued to me); and
 IDENTIFICATION                              (2) I am not subject to backup
 NUMBER ("TIN")                              withholding either because (i)
                                                 I am exempt from backup
                                                 withholding, (ii) I have
                                                 not been notified by the
                                                 Internal Revenue Service
                                                 (the "IRS") that I am
                                                 subject to backup
                                                 withholding as a result of
                                                 a failure to report all
                                                 interest or dividends, or
                                                 (iii) the IRS has notified
                                                 me that I am no longer
                                                 subject to backup
                                                 withholding.
-------------------------------------------------------------------------------------------------------------------------
 CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
 IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
-------------------------------------------------------------------------------------------------------------------------

 SIGNATURE
 ------------------------------------------------------------------------------------------------------------------------      DATE
 -----------------------------------------------------------------------------------------------------------------------------------
 NAME (PLEASE PRINT):
 ------------------------------------------------------------------------------------------------------------------------
 ADDRESS:
 ------------------------------------------------------------------------------------------------------------------------
 CITY, STATE AND ZIP CODE:
 ------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATIONS OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                             PART 3 OF SUBSTITUTE FORM W-9

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.

________________________________________________________________________________
                 Signature                                  Date

________________________________________________________________________________
                              Name (Please Print)

    Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone number as set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:
                                     [LOGO]

                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)
                                       OR
                         CALL TOLL FREE (800) 322-2885